SUMMARY PROSPECTUS
RPIHX
May 1, 2016

T. Rowe Price Global High Income Bond Fund
A fund seeking high income primarily through investments in below-investment grade bonds and other income producing instruments.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks high income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59%

Distribution and service (12b-1) fees	0.00%

Other expenses	1.59%

Total annual fund operating expenses	2.18%

Fee waiver/expense reimbursement	(1.33)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.85%[b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc. has agreed (through April 30, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.85%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.85%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.85% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the

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expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$87	$554	$1,047	$2,409

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period of January 22, 2015 through December 31, 2015, the fund’s portfolio turnover rate was 78.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in bonds. The fund seeks to invest in a diversified portfolio of high yield bonds, also known as “junk” bonds, and other high income producing instruments (such as bank loans). Junk bonds are bonds that are rated below investment grade (BB and lower, or an equivalent rating) by a credit rating agency or, if unrated, deemed to be below investment grade by T. Rowe Price.

The fund may invest in a variety of debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and agencies, and supranational organizations, as well as bank loans, which represent amounts borrowed by companies from banks and other lenders. The fund normally invests at least 50% of its net assets in foreign securities, including securities of issuers in emerging markets. However, the amount invested in foreign securities will vary based on market conditions and there is no maximum amount that the fund may invest in securities of foreign issuers, including issuers in emerging markets. For purposes of determining whether a fund holding is a foreign security, the fund uses the country assigned to a security by Bloomberg or another third-party data provider. In addition, there is no limit on the fund’s holdings that are rated below investment grade.

Junk bonds tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments, and should be considered speculative. High yield bond issuers often include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest in “junk” bonds and other similar instruments located in emerging market countries.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans usually have floating interest rates that reset periodically (typically quarterly or

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monthly). With bank loans, the borrowing companies tend to have significantly more debt than equity. The loans may or may not be secured by collateral and are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The bank loans in which the fund invests may be acquired directly from a lender or through the agent, as an assignment from another lender who holds the loans, or as a participation interest in another lender’s pool of loans. The fund may invest up to 20% of its net assets in bank loans.

The fund may invest in holdings of any maturity and does not attempt to maintain any particular weighted average maturity or duration. While most assets are typically invested in bonds and other income producing instruments, the fund also uses forward currency exchange contracts and credit default swaps in keeping with the fund’s objectives. Forward currency exchange contracts are primarily used to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar. Credit default swaps may be used to help protect the value of certain portfolio holdings, to express a positive view on a particular issuer’s creditworthiness, or as an efficient means of gaining exposure to a particular issuer.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to reduce its exposure to certain securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

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Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Junk bond risk Because a significant portion of the fund’s investments may be rated below investment grade (commonly referred to as “junk” bonds), the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds and loans. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations carry greater interest rate risk. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Bank loan risk To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as significant trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

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Emerging markets risk The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Derivatives risk To the extent the fund uses forward currency exchange contracts and credit default swaps, it is exposed to additional volatility in comparison to investing directly in bonds and other debt securities. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in currency values, currency exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance.

Performance Because the fund commenced operations in 2015, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained through troweprice.com or by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Michael Della Vedova	Co-Chairman of Investment Advisory Committee	2015	2009
Mark J. Vaselkiv	Co-Chairman of Investment Advisory Committee	2015	1988

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment and a $100 minimum subsequent investment for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment

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minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F36-045 5/1/16